UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 1, 2022

Valley National Bancorp

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-11277	22-2477875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Penn Plaza, New York, New York	10119
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (973) 305-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of exchange on which registered
Common Stock, no par value	VLY	The Nasdaq Stock Market LLC
Non-Cumulative Perpetual Preferred Stock, Series A, no par value	VLYPP	The Nasdaq Stock Market LLC
Non-Cumulative Perpetual Preferred Stock, Series B, no par value	VLYPO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note.

On April 1, 2022 (“Closing Date”), Valley National Bancorp (“Valley”) filed a Current Report on Form 8-K (the “Original Report”) to report under Item 2.01 thereof that effective as of the Closing Date, Valley completed its previously announced acquisition of Bank Leumi le-Israel Corporation, a New York corporation (“Bank Leumi USA”), pursuant to the Agreement and Plan of Merger, dated as of September 22, 2021 (the “Merger Agreement”), by and among Valley, Bank Leumi USA and Volcano Merger Sub Corporation, a New York corporation and subsidiary of Valley (“Merger Sub”).

Pursuant to the Merger Agreement, on the Closing Date, (i) Merger Sub merged with and into Bank Leumi USA, with Bank Leumi USA continuing as the surviving corporation (the “Merger”), (ii) following the effective time of the Merger, Bank Leumi USA merged with and into Valley, with Valley continuing as the surviving corporation (the “Follow-On Merger”) and (iii) following the effective time of the Follow-On Merger, Bank Leumi USA’s bank subsidiary, a New York state-chartered bank, merged with and into Valley National Bank, a national bank and a wholly owned subsidiary of Valley (“VNB”), with VNB continuing as the surviving bank.

In response to Items 9.01(a) and (b) of the Original Report, Valley stated that it would file the required historical financial statements of Bank Leumi USA and pro forma financial information by amendment. This Amendment No. 1 to the Original Report is being filed to provide the required financial statements and pro forma financial information.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Bank Leumi USA’s (i) audited consolidated financial statements as of and for the years ended December 31, 2021 and 2020 and (ii) unaudited consolidated financial statements as of and for the three months ended March 31, 2022, as well as the accompanying notes thereto, are filed herewith as Exhibits 99.1 and 99.2, respectively.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of March 31, 2022, giving effect to the Merger as if it occurred on March 31, 2022, the unaudited pro forma condensed combined statement of income for the three months ended March 31, 2022, giving effect to the Merger as if it occurred on January 1, 2022; and the unaudited pro forma condensed combined statement of income for the year ended December 31, 2021, giving effect to the Merger as if it occurred on January 1, 2021, are filed herewith as Exhibit 99.3.

Item 9.01	Financial Statements and Exhibits.

Exhibit No. Description

(d)	Exhibits.

23.1	Consent of KPMG LLP (filed herewith).

99.1	Audited consolidated financial statements as of and for the years ended December 31, 2021 and 2020 of Bank Leumi Le-Israel Corporation, as well as the accompanying notes thereto (filed herewith).

99.2	Unaudited consolidated financial statements of Bank Leumi Le-Israel Corporation as of and for the three months ended March 31, 2022, as well as the accompanying notes thereto (filed herewith).

99.3	Unaudited pro forma condensed combined balance sheet as of March 31, 2022, giving effect to the Merger as if it occurred on March 31, 2022; unaudited pro forma condensed combined statement of income for the three months ended March 31, 20122 giving effect to the Merger as if it occurred on January 1, 2022; and unaudited pro forma condensed combined statement of income for the year ended December 31, 2021, giving effect to the Merger as if it occurred on January 1, 2021 (filed herewith).

104	Cover Page Interactive Data File (formatted as inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 13, 2022	VALLEY NATIONAL BANCORP

	By:	/s/ Michael D. Hagedorn
Michael D. Hagedorn
Senior Executive Vice President and
Chief Financial Officer (Principal Financial Officer)